SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-18                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special servicer, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee.

     On December 26, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 31, 2001           By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                                December 26, 2001


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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      104,222,000.00       78,987,737.30     2,611,183.03      427,192.01     3,038,375.04    0.00      0.00       76,376,554.27
A2      223,247,000.00      166,783,160.38     5,491,329.22      337,735.90     5,829,065.12    0.00      0.00      161,291,831.16
M1       21,831,000.00       21,831,000.00             0.00       50,939.00        50,939.00    0.00      0.00       21,831,000.00
M2       17,085,000.00       17,085,000.00             0.00       44,848.13        44,848.13    0.00      0.00       17,085,000.00
B        13,288,500.00       13,288,500.00             0.00       49,831.88        49,831.88    0.00      0.00       13,288,500.00
R                50.00                0.00             0.00            0.00             0.00    0.00      0.00                0.00
P                 0.00                0.00             0.00      175,008.01       175,008.01    0.00      0.00                0.00
X                 0.00                0.00             0.00    1,584,736.27     1,584,736.27    0.00      0.00                0.00
TOTALS  379,673,550.00      297,975,397.68     8,102,512.25    2,670,291.20    10,772,803.45    0.00      0.00      289,872,885.43
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
------------------------------------------------------------------------------------------------      ----------------------------
A1      22540AB49    757.87969239    25.05404838     4.09886598    29.15291436    732.82564401        A1        6.490000 %
A2      22540AB56    747.07906659    24.59754989     1.51283511    26.11038500    722.48151671        A2        2.430000 %
M1      22540AB64  1,000.00000000     0.00000000     2.33333333     2.33333333  1,000.00000000        M1        2.800000 %
M2      22540AB72  1,000.00000000     0.00000000     2.62500029     2.62500029  1,000.00000000        M2        3.150000 %
B       22540AB80  1,000.00000000     0.00000000     3.75000038     3.75000038  1,000.00000000        B         4.500000 %
R       22540AB98      0.00000000     0.00000000     0.00000000     0.00000000      0.00000000        R         2.430000 %
TOTALS               784.82000571    21.34073403     7.03312411    28.37385815    763.47927168
-------------------------------------------------------------------------------------------------      ----------------------------

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IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                    JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com
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                                        -6-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                 8,103,802.70
                          Scheduled Principal Payments                             164,154.25
                          Curtailments                                             -19,139.39
                          Payoffs                                                7,800,645.58
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                           0.00
                          Principal Losses                                          -1,290.45
                          Proceeds from Liquidations                               158,142.26

                     Principal Distributions to the Noteholders
                          Class A1                                               2,611,183.03
                          Class A2                                               5,491,329.22
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  2,590,975.69

                     Other Interest Shortfall Amount                                   255.53

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          427,192.01
                         Class A2 Current Interest Amount                          337,735.90
                         Class M1 Current Interest Amount                           50,939.00
                         Class M2 Current Interest Amount                           44,848.13
                         Class B Current Interest Amount                            49,831.88

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00



Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                            76,376,554.27
                          Class A2 Principal Balance                           161,291,831.16
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              297,466,360.01

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                127,320.36
                     GEMICO PMI Fees                                                96,982.96




                                                -7-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    2.43
                           Class M1 Pass-Through Rate                                    2.80
                           Class M2 Pass-Through Rate                                    3.15
                           Class B Pass-Through Rate                                     4.50
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                    -------------------------------------------------------------------------
                                            Group Totals
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month               167           17,004,882.19               5.72 %
                    2 Month                46            4,266,839.40               1.43 %
                    3 Month                36            3,656,570.68               1.23 %
                     Total                249           24,928,292.27               8.38 %
                    -------------------------------------------------------------------------


                     Loans in Foreclosure
                    -------------------------------------------------------------------------
                                                Group Totals
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                169                15,212,929.19                 5.11 %
                     -------------------------------------------------------------------------



Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                                0
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                             0.00
                     Amount of Prepayment Penalties Collected                     175,008.01
                     Number of Total Payoffs                                              66
                     Balance of Total Payoffs                                   7,800,645.58

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                         0.066753 %


Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                          15
                             Balance of REO Loans                               1,270,234.33

                     Bankruptcy Loans
                             Number of Bankruptcy Loans                                   62
                             Balance of Bankruptcy Loans                        5,266,950.58

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses
                        for the Preceding Calendar Month                                         -1,290.45
                     Aggregate Amount of Realized Losses
                        through the Distribution Date                                            54,927.53

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.676028
                     Weighted Term to Maturity for the related Collection Period                      0.00

                     Beginning Aggregate Collateral Balance                                 305,568,872.26
                     Ending Aggregate Collateral Balance                                    297,466,360.01

                     Overcollateralization Amount (Beginning)                                 7,594,765.03
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                              7,593'474.58
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                         1,290.45
                     Overcollateralization Deficiency Amount                                          0.00


                                                -8-

                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
